Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Manhattan Bridge Capital, Inc. (the “Company”) for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Assaf Ran, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 27, 2018

/s/ Assaf Ran
Assaf Ran
President and Chief Executive Officer
(Principal Executive Officer)